                                             SCHEDULE 14C INFORMATION

              Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

                                                 (Amendment No.__)

Check the appropriate box:

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                                    (Name of Registrant As Specified In Charter)

                                            Thrivent Series Fund, Inc.

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THRIVENT SERIES FUND, INC.
625 Fourth Avenue South
Minneapolis, Minnesota 55415

June 2004

Dear Shareholders:

As of May 28, 2004, Turner Investment Partners, Inc. and Westcap Investors, LLC were hired to replace Franklin Advisers,
Inc. (FAI) as investment subadviser for the Portfolio.

This decision continues the work underway to strengthen Thrivent's asset management program, with a primary goal of providing substantial value to shareholders through consistent, competitive performance, enhanced shareholder services and a growing business with an excellent reputation.

In reviewing replacements for FAI, we determined that Turner and Westcap are experienced small-cap growth managers.  The combination of these two subadvisers offered the best opportunity for competitive risk-adjusted returns for the portfolio.  Each of the subadvisers acts and invests independently of the other and uses its own methodology for selecting stocks of small companies that the subadviser has determined to have above-average prospects for growth.  The portfolio's assets are allocated generally on an equal basis between the two investment subadvisers.

For more details on what Turner and Westcap have to offer and why this decision was made, please review the enclosed information statement and supplement to the prospectus.

As always, our goal is to provide a range of high-quality investment choices to our shareholders.  Choosing
Turner and Westcap as co-subadvisers in managing the Portfolio provides greater choice in your asset allocation strategies.

Sincerely,

Pamela J. Moret
President

                                               INFORMATION STATEMENT

                                    Thrivent Partner Small Cap Growth Portfolio

                                                    A series of

                                            Thrivent Series Fund, Inc.
                                              625 Fourth Avenue South
                                           Minneapolis, Minnesota 55415
                                                  1-800-847-4836

This Information  Statement is being provided to notify you that Turner Investment  Partners,  Inc.  ("Turner") and
Westcap  Investors,  LLC  ("Westcap")  have been hired to replace  Franklin  Advisers,  Inc.  ("FAI") as investment subadvisers for Thrivent  Partner Small Cap Growth Portfolio (the  "Portfolio"),  a series of Thrivent Series Fund,
Inc. (the "Fund"),  effective  May 28, 2004.  This  information  statement is being mailed to  shareholders  of the
Portfolio on or about June ___, 2004.

This is not a proxy  statement.  We are not  asking you for a proxy and you are  requested  not to send us a proxy.
Furthermore,  this  matter is not  subject  to a vote of  shareholders,  and we will not be  holding  a meeting  of shareholders  or  otherwise  asking  shareholders  to  vote on  this  matter.  We are  providing  this  Information
Statement solely to provide you with information about Turner and Westcap.

                                 Appointment of New Subadvisers for the Portfolio

By letter dated  February 6, 2004,  FAI notified  Thrivent  Financial for  Lutherans  ("Thrivent  Financial"),  the
Fund's  investment  adviser,  that it would be terminating the Investment  Subadvisory  Agreement for the Portfolio
dated January 1, 2002,  effective  approximately  May 31, 2004.  At a meeting on May 18, 2004,  the Fund's Board of
Directors  (the "Board")  approved the hiring of Turner and Westcap as investment  subadvisers  for the  Portfolio.
Each of the  subadvisers  acts and invests  independently  of the other and uses its own  methodology for selecting stocks of companies  believed to have above average  prospects  for growth.  The  Portfolio's  assets are allocated generally on an equal basis between the two investment subadvisers.

Turner and Westcap were hired  pursuant to an exemptive  order that the Fund  received from the SEC on February 19,
2003. That exemptive order permits the Board to authorize  Thrivent  Financial to enter into and amend  subadvisory agreements  without  shareholder  approval.  A fund operating  under this  structure is sometimes  referred to as a
"manager-of-managers  fund".  The exemptive order requires the Fund to provide  shareholders  with this Information
Statement in order to disclose  substantially the same information about the subadviser,  the subadvisory agreement and the  subadvisory  fee that would have been  included in a proxy  statement  if  shareholder  approval  had been required.

                                   Matters Considered by the Board in Approving
                           The Investment Subadvisory Agreements with Turner and Westcap

When Thrivent  Financial reviewed  replacements for FAI, it evaluated  potential small cap growth subadvisers based on criteria that included performance,  investment strategy,  anticipated  subadvisory fees, and other factors, and determined  that the  combination  of both  Turner  and  Westcap  offered  the  best  opportunity  for  competitive risk-adjusted  returns for the  Portfolio.  Thrivent  Financial  presented its  recommendation  to the Board at the meeting  held on May 18, 2004,  and the Board  concluded  that both Turner and Westcap  should be engaged to manage the assets of the Portfolio.

The Board considered the following  information in approving  Turner and Westcap as investment  subadvisers for the
Portfolio:

                                Information about Turner Investment Partners, Inc.

Turner  was  founded  in  1990  and  is  organized  as a  Pennsylvania  corporation.  Turner  is an  employee-owned investment  management  firm.  As of December  31,  2003,  Turner  managed  approximately  $12.3  billion in assets including  separate  accounts and mutual  funds.  Turner is located at 1205  Westlakes  Drive,  Suite 100,  Berwyn,
Pennsylvania 19312.

Information  about the  principal  executive  officer and each  director  of Turner is  provided  in the  following table.  The address of each person listed below is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

---------------------------------------- -------------------------------------------- --------------------------------
Name                                     Position with Turner                         Principal Occupation
---------------------------------------- -------------------------------------------- --------------------------------
---------------------------------------- -------------------------------------------- --------------------------------
Robert E. Turner                         Chairman, Chief Investment Officer           Same
---------------------------------------- -------------------------------------------- --------------------------------
---------------------------------------- -------------------------------------------- --------------------------------
Mark D. Turner                           Vice Chairman, President, and Senior         Same
                                         Portfolio Manager
---------------------------------------- -------------------------------------------- --------------------------------
---------------------------------------- -------------------------------------------- --------------------------------
Christopher K. McHugh                    Director, Vice President, and Senior         Same
                                         Portfolio Manager
---------------------------------------- -------------------------------------------- --------------------------------
---------------------------------------- -------------------------------------------- --------------------------------
Thomas R. Trala                          Chief Operating Officer, Chief Financial     Same
                                         Officer, and Secretary
---------------------------------------- -------------------------------------------- --------------------------------

The following persons own, of record or beneficially, ten percent or more of the outstanding voting securities of
Turner:  Robert E. Turner, Mark D. Turner and Christopher K. McHugh.  The address of each of these persons is
1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

Information about other mutual funds managed by Turner with investment objectives and strategies similar to those of the Portfolio is provided in the following table.

------------------------------------------ ----------------- ------------------------------------------- -------------
                                           Net Assets
                                           Managed as of     Annual Rate of Compensation                 Fees Waived
Name of Fund                               12/31/03          (% of average net assets)                   or Reduced
------------------------------------------ ----------------- ------------------------------------------- -------------
------------------------------------------ ----------------- ------------------------------------------- -------------
Turner Small Cap Growth Fund               $288 million      1.00% of average net assets                 Yes*
------------------------------------------ ----------------- ------------------------------------------- -------------
------------------------------------------ ----------------- ------------------------------------------- -------------
Preferred Small Cap Growth Fund            $110 million      0.75% of average net assets                 No
------------------------------------------ ----------------- ------------------------------------------- -------------
----------------------
*  Turner has voluntarily committed to waive fees and reimburse expenses to keep the Fund's total expense ratio from exceeding 1.25%

Turner has no affiliated brokers through whom trades will be executed on behalf of the Portfolio.

                                     Information about Westcap Investors, LLC

Westcap was founded in 1992 and is organized as a limited liability company in Delaware.  Westcap is approximately 80% owned by its management.  As of December 31, 2003, Westcap managed approximately $2.8 billion in assets including separate accounts and mutual funds.  Westcap is located at 11111 Santa Monica Blvd., Suite
820, Los Angeles, California 90025.

Information about the principal executive officer and each director of Westcap is provided in the following table.  The address of each person listed below is 11111 Santa Monica Blvd., Suite 820, Los Angeles, California
90025.

--------------------------------------- -------------------------------------------- ---------------------------------
Name                                    Position with Westcap                        Principal Occupation
--------------------------------------- -------------------------------------------- ---------------------------------
--------------------------------------- -------------------------------------------- ---------------------------------
Glenn C. Weirick                        President and Chief Investment Officer       Chief Investment Strategist
--------------------------------------- -------------------------------------------- ---------------------------------
--------------------------------------- -------------------------------------------- ---------------------------------
Bradley G. Slocum                       Managing Director                            Portfolio Manager
--------------------------------------- -------------------------------------------- ---------------------------------
--------------------------------------- -------------------------------------------- ---------------------------------
Geoffrey I. Edelstein                   Managing Director                            Director of Operations
--------------------------------------- -------------------------------------------- ---------------------------------
--------------------------------------- -------------------------------------------- ---------------------------------
Richard C. Farra                        Managing Director                            Portfolio Manager
--------------------------------------- -------------------------------------------- ---------------------------------
--------------------------------------- -------------------------------------------- ---------------------------------
Peter L. Harvie                         Managing Director                            Portfolio Manager
--------------------------------------- -------------------------------------------- ---------------------------------
--------------------------------------- -------------------------------------------- ---------------------------------
Donald L. Keene                         Managing Director                            Portfolio Manager
--------------------------------------- -------------------------------------------- ---------------------------------
--------------------------------------- -------------------------------------------- ---------------------------------
Terence D. Lynch                        Managing Director                            Portfolio Manager
--------------------------------------- -------------------------------------------- ---------------------------------
--------------------------------------- -------------------------------------------- ---------------------------------
Michael T. Papworth                     Managing Director                            Portfolio Manager
--------------------------------------- -------------------------------------------- ---------------------------------
--------------------------------------- -------------------------------------------- ---------------------------------
Joshua D. Shaskan                       Managing Director                            Portfolio Manager
--------------------------------------- -------------------------------------------- ---------------------------------
--------------------------------------- -------------------------------------------- ---------------------------------
Gregory S. Weirick                      Managing Director                            Director of Research
--------------------------------------- -------------------------------------------- ---------------------------------

The following persons own, of record or beneficially, ten percent or more of the outstanding voting securities of
Westcap:  Glenn C. Weirick, Bradley G. Slocum, Geoffrey I. Edelstein, Gregory S. Weirick and Progress Putnam
Lovell Ventures, LLC.  The address of each of these persons (except Progress-Putnam Lovell Ventures, LLC) is
11111 Santa Monica Blvd., Suite 820, Los Angeles, California 90025.  The address of Progress-Putnam Lovell
Ventures, LLC is 501 Deep Valley Drive, Suite 300, Rolling Hills Estates, California 90274.

Information about other mutual funds managed by Westcap with investment objectives and strategies similar to those of the Portfolio is provided in the following table.

------------------------------------------ ------------------- ----------------------------------------- -------------
                                           Net Assets
                                           Managed as of       Annual Rate of Compensation               Fees Waived
Name of Fund                               12/31/03            (% of average net assets)                 or Reduced
------------------------------------------ ------------------- ----------------------------------------- -------------
------------------------------------------ ------------------- ----------------------------------------- -------------
Strategic Partners Style Specific Funds    $9.4 million        0.50% of average daily net assets         No
- Strategic Partners Small
Capitalization Growth Fund
------------------------------------------ ------------------- ----------------------------------------- -------------
------------------------------------------ ------------------- ----------------------------------------- -------------
The Target Portfolio Trust Small           $70.6 million       0.50% of average daily net assets         No
Capitalization Growth Portfolio
------------------------------------------ ------------------- ----------------------------------------- -------------

Westcap has no affiliated brokers through whom trades will be executed on behalf of the Portfolio.

                                         The Investment Advisory Agreement

Thrivent  Financial,  625 Fourth Avenue South,  Minneapolis,  Minnesota 55415, serves as investment adviser for the
Portfolio  under an investment  advisory  agreement  with the Fund dated April 10, 2002.  The  investment  advisory agreement  was last  submitted  to a vote of  shareholders  on April 10,  2002,  for the purpose of approving a new investment  advisory agreement between the Fund and Thrivent Financial when the Fund's previous  investment adviser merged with  Thrivent  Financial.  Thrivent  Financial  and its  affiliates  have been in the  investment  advisory business  since  1986 and  managed  approximately  $62.4  billion  in assets as of  December  31,  2003,  including approximately  $20.7  billion  in mutual  fund  assets.  The Fund pays  Thrivent  Financial  a fee for  serving  as investment  adviser  for the  Portfolio  equal to 1.00% of the  Portfolio's  average  daily  net  assets up to $500 million and 0.90% of the Portfolio's average daily net assets over $500 million.

                                         Investment Subadvisory Agreements

Turner and  Westcap  serve  pursuant  to  separate  investment  subadvisory  agreements  dated May 28, 2004 (each a
"Subadvisory Agreement" and collectively the "Subadvisory  Agreements") (a copy of the form of which is attached as
Exhibit A  hereto).  Pursuant  to the terms of the  Subadvisory  Agreements,  the  subadvisers  provide  continuous investment  management  services to the  Portfolio,  subject to the overall  supervision  of the Board and Thrivent
Financial.

The  Subadvisory  Agreements  provide  for  the  following  fees  payable  by  Thrivent  Financial  for  investment subadvisory services:

     --------------------------- ----------------------------------------
     Subadviser                              Subadvisory Fee
     --------------------------- ----------------------------------------
     --------------------------- ------------------------ ---------------
     Turner                      All Assets               0.65%

     Westcap                     All Assets               0.50%
     --------------------------- ------------------------ ---------------

Thrivent  Financial  has  allocated  the  Portfolio's  assets  substantially  equally  between  Turner and Westcap.
Thrivent  Financial  will retain the ability to reallocate  the assets of the Portfolio  between Turner and Westcap in its discretion.

Each  Subadvisory  Agreement  provides that the subadviser will not be liable for any act or omission in the course of, or connected  with,  rendering  services  under the  Agreement,  except when such  services are rendered in bad faith,  negligence  or  reckless  disregard  of its duties  under the  Agreement.  The  subadviser  will,  however, indemnify  and hold  harmless the Fund,  Thrivent  Financial,  the Board or  shareholders  from any and all claims, losses,  expenses,  obligations or liabilities (including reasonable attorneys fees) which arise or result from the subadviser's bad faith,  negligence,  willful misfeasance or reckless disregard of its duties under the Subadvisory
Agreement.

Each  Subadvisory  Agreement  provides  that it will  remain in effect  continuously  for two years  following  its effective  date,  unless  terminated  sooner.  Thereafter,  it will continue to be renewed for successive  one-year terms  provided that the renewal is  specifically  approved at least  annually by either the Board or a majority of the  outstanding  shares  of the  Portfolio  and,  in either  case,  by a  majority  of the  Directors  who are not interested persons of any party to the Subadvisory Agreement.

The Fund may  terminate  either  Subadvisory  Agreement by a vote of a majority of the  Independent  Directors or a majority of its  outstanding  voting  securities at any time on 60 days' written  notice to Thrivent  Financial and the  subadviser.  Thrivent  Financial may terminate the  Subadvisory  Agreement upon 60 days' written notice to the subadviser.  The  subadviser  may terminate the  Subadvisory  Agreement at any time upon 60 days' written notice to
Thrivent  Financial.  A Subadvisory  Agreement will  automatically  terminate  without  penalty in the event of its assignment as defined in the 1940 Act.

                                                SHAREHOLDER REPORT

The Fund's annual report for the year ended December 31, 2003, has been  previously sent to its  shareholders.  You may obtain a copy of the annual  report  upon  request,  without  charge,  by writing to 625 Fourth  Avenue  South,
Minneapolis, Minnesota 55415, or by calling (800) 847-4836 or visiting the Web site at www.thrivent.com.

                                          RECORD OF BENEFICIAL OWNERSHIP

As of May 28, 2004, the directors and officers of Thrivent Series Fund as a group owned  beneficially  less than 1%
of the  outstanding  shares of the  Portfolio.  As of May 28,  2004,  no  person,  except as set forth in the table below, was known to own beneficially or of record 5% or more of the outstanding shares of the Portfolio.

Name and Address
of Record Owner                                       Shares Owned                 % of Outstanding
----------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans
625 Fourth Avenue South
Minneapolis, MN  55415

Thrivent Financial for Lutherans - Thrivent
Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415

Thrivent Financial for Lutherans -
Thrivent Variable Annuity Account II
625 Fourth Avenue South
Minneapolis, MN 55415

Thrivent Financial for Lutherans -
Thrivent Variable Annuity Account A
625 Fourth Avenue South
Minneapolis, MN 55415

Thrivent Financial for Lutherans -
Thrivent Variable Annuity Account B
625 Fourth Avenue South
Minneapolis, MN 55415

Thrivent Financial for Lutherans - Thrivent
Variable Life Account I
625 Fourth Avenue South
Minneapolis, MN 55415

Thrivent Financial for Lutherans - Thrivent
Variable Insurance Account A
625 Fourth Avenue South
Minneapolis, MN 55415

Thrivent Life Insurance Company - TLIC Variable
Annuity Account A
625 Fourth Avenue South
Minneapolis, MN 55415

Thrivent Life Insurance Company - TLIC Variable
Insurance Account A
625 Fourth Avenue South
Minneapolis, MN 55415

Exhibit A

                                                      Form of
                                         INVESTMENT SUB-ADVISORY AGREEMENT

                                                   By and Among

                                         Thrivent Financial for Lutherans
                                                        and
                                            Thrivent Series Fund, Inc.
                                                        and
                                                   [Subadviser]

INVESTMENT  SUBADVISORY  AGREEMENT,  made as of the 1st day of June,  2004,  (the  "Effective  Date")  by and among
Thrivent  Financial for Lutherans,  a fraternal  benefit society organized and existing under the laws of the State of Wisconsin  ("Adviser"),  Thrivent Series Fund, Inc., a corporation  organized and existing under the laws of the
State of Minnesota  ("Fund"),  and  [Subadviser],  a  [____________]  organized and existing  under the laws of the
State of _________ ("Sub-adviser").

WHEREAS,  Adviser  has  entered  into an  Investment  Advisory  Agreement  dated as of the 10th day of April,  2002
("Advisory  Agreement") with the Fund, which is engaged in business as an open-end  investment  company  registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS,  the Fund is authorized to issue shares of the Thrivent Partner Small Cap Growth Portfolio  ("Portfolio"),
a separate series of the Fund; and

WHEREAS,  Sub-adviser  is engaged  principally  in the  business of  rendering  investment  supervisory  management services  and is  registered  as an  investment  adviser  under the  Investment  Advisers  Act of 1940,  as amended
("Advisers Act"); and

WHEREAS,  the Fund and Adviser desire to retain Sub-adviser as sub-adviser to furnish certain  investment  advisory services to Adviser and the Portfolio and Sub-adviser is willing to furnish such services;

NOW,  THEREFORE,  in  consideration  of the premises and mutual promises herein set forth, the parties hereto agree as follows:

I.       Appointment.  (A) Adviser hereby appoints  Sub-adviser as its investment  sub-adviser  with respect to the
         Portfolio  for the  period  and on the terms  set  forth in this  Agreement,  and (B)  Sub-adviser  hereby accepts such appointment and agrees to render the services herein set forth,  for the compensation  herein provided.

II       Additional  Series.  In the event that the Fund  establishes  one or more series of shares  other than the
         Portfolio  with respect to which  Adviser  desires to retain  Sub-adviser  to render  investment  advisory services  hereunder,  Adviser shall so notify  Sub-adviser  in writing,  indicating the advisory fee to be payable  with  respect  to the  additional  series of shares.  If  Sub-adviser  is willing to render  such services on the terms provided for herein,  it shall so notify  Adviser in writing,  whereupon such series shall become a Portfolio hereunder.

III.     Duties of Sub-adviser.

         A.       Sub-adviser is hereby  authorized and directed and hereby agrees to (i) furnish  continuously  an investment  program for the  Portfolio,  and (ii)  determine  from time to time what  investments shall be purchased,  sold or exchanged  and what portion of the assets of the Portfolio  shall be held  uninvested.  Sub-adviser  shall  perform  these  duties  subject  always to (1) the overall supervision  of Adviser  and the Board of  Directors  of the Fund (the  "Board"),  (2) the Fund's
                  Articles  and  By-laws  (as  defined  below),  as  amended  from  time to  time,  (3) the  stated
                  investment  objectives,  policies and  restrictions  of the  Portfolio as set forth in the Fund's then  current  Registration  Statement  (as  defined  below),  (4)  any  additional  policies  or guidelines  established by Adviser or Board that have been  furnished in writing to  Sub-adviser,
                  (5) applicable  provisions of law, including,  without limitation,  all applicable  provisions of the 1940 Act and the rules and  regulations  thereunder,  and (6) the  provisions of the Internal
                  Revenue Code of 1986,  as amended (the "Code")  applicable to  "regulated  investment  companies"
                  (as  defined  in Section  851 of the Code),  as amended  from time to time.  In  accordance  with
                  Section  VII,  Sub-Adviser  shall  arrange for the  execution  of all orders for the purchase and sale of  securities  and other  investments  for the  Portfolio's  account and will exercise full discretion  and act for the Fund in the same  manner  and with the same  force and  effect as the
                  Fund might or could do with respect to such purchases,  sales, or other transactions,  as well as with respect to all other things  necessary or incidental to the  furtherance  or conduct of such purchases, sales, or other transactions.

         B.       Sub-adviser shall have no responsibility  with respect to maintaining  custody of the Portfolio's assets.  Sub-adviser  shall affirm security  transactions  with central  depositories  and advise the  custodian  of  the  Portfolio  ("Custodian")  or  such  depositories  or  agents  as  may be designated by Custodian and Adviser  promptly of each purchase and sale of a portfolio  security, specifying  the name of the  issuer,  the  description  and  amount  or  number  of shares of the security  purchased,  the market price, the commission and gross or net price, the trade date and settlement  date and the  identity  of the  effecting  broker or dealer.  Sub-adviser  shall from time to time provide  Custodian  and Adviser with  evidence of authority of its personnel who are authorized to give instructions to Custodian.

         C.       Unless Adviser  advises  Sub-adviser in writing that the right to vote proxies has been expressly reserved  to Adviser or the Fund or  otherwise  delegated  to another  party,  Sub-adviser  shall exercise  voting rights  incident to any securities  held in the Portfolio  without  consultation with Adviser or Fund,  provided that  Sub-adviser will follow any written  instructions  received from Adviser or Fund with respect to voting as to particular  issues.  Sub-adviser  shall further respond  to all  corporate  action  matters  incident  to the  securities  held in the  Portfolio including,  without  limitation,  proofs of claim in bankruptcy  and class action cases and shelf registrations.

         D.       Upon request of Custodian and/or Fund,  Sub-adviser  shall provide  assistance in connection with the  determination  of the fair value of securities in the Portfolio for which market  quotations are not readily available.

         E.       In  the  performance  of  its  duties  hereunder,  Sub-adviser  is and  shall  be an  independent contractor  and except as  expressly  provided  for herein or  otherwise  expressly  provided  or authorized  shall have no authority to act for or represent  the Portfolio or the Fund in any way or otherwise be deemed to be an agent of the Portfolio, the Fund or Adviser.

         F.       The  Sub-adviser  shall  have  no  responsibility  under  this  Agreement  with  respect  to  the management  of assets of the Fund other than the  portion of the Fund's  assets  with  respect to which the Sub-Adviser provides investment advice.

         G.       The Sub-adviser is prohibited  from  consulting  with any other  sub-adviser of the Fund, if any, or the subadviser to any other investment  company (or separate series of an investment  company)
                  managed by the Adviser concerning the Fund's  transactions in securities or other assets,  except for the purpose of complying with the conditions of Rule 12d3-1 (a) and (b) under the 1940 Act.

IV.      Compensation.  For the  services  provided  pursuant  to this  Agreement,  Sub-adviser  shall  receive  an investment  management  fee as set  forth in  Schedule  1,  attached  hereto  and  incorporated  herein by reference.  The  management  fee shall be payable  monthly in arrears to Sub-adviser on or before the 10th day of the next succeeding  calendar month. If this Agreement  becomes  effective or terminates before the end of any month,  the  investment  management  fee for the period from the  effective  date to the end of such month or from the  beginning of such month to the date of  termination,  as the case may be, shall be prorated  according  to  the  proration  which  such  period  bears  to  the  full  month  in  which  such effectiveness or termination occurs.

V.       Expenses.  During the term of this  Agreement,  Sub-adviser  will bear all expenses  incurred by it in the performance  of its  duties  hereunder,  other  than  those  expenses  specifically  assumed  by the  Fund hereunder.  The Fund shall assume and shall pay all brokers' and  underwriting  commissions  chargeable to the Fund in connection with the securities transactions to which the Portfolio is a party.

VI.      Duties of Adviser.  Adviser has furnished  Sub-adviser with copies of each of the following  documents and will  furnish to  Sub-adviser  at its  principal  office all future  amendments  and  supplements  to such documents, if any, as soon as practicable after such documents become available:

                  (1)      The Articles of Incorporation  of the Fund, as filed with the State of Minnesota,  as in effect on the date hereof and as amended from time to time ("Articles");

                  (2)      The  by-laws of the Fund as in effect on the date  hereof  and as  amended  from time to time ("By-Laws");

                  (3)      Certified   resolutions  of  the  Board  authorizing  the  appointment  of  Adviser  and
                           Sub-adviser and approving the form of the Advisory Agreement and this Agreement;

                  (4)      The Fund's  Registration  Statement  under the 1940 Act and the  Securities Act of 1933, as amended  (the "1933 Act") on Form N-1A,  as filed with the  Securities  and  Exchange
                           Commission  ("SEC") relating to the Portfolio and its shares and all amendments  thereto
                           ("Registration Statement");

                  (5)      The  Notification  of  Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

                  (6)      The Portfolio's most recent prospectus (the "Prospectus"); and

                  (7)      Copies of reports made by the Fund to its shareholders.

                  Adviser shall furnish  Sub-adviser  with any further  documents,  materials or  information  that
                  Sub-adviser  may  reasonably  request  to  enable  it to  perform  its  duties  pursuant  to this
                  Agreement.

VII.     Portfolio Transactions.

         A.       Sub-adviser  agrees that, in executing  portfolio  transactions and selecting brokers or dealers, if any, it shall use its best efforts to seek on behalf of the  Portfolio  the best overall terms available.  In assessing  the best  overall  terms  available  for any  transaction,  Sub-adviser shall  consider  all factors it deems  relevant,  including  the breadth of the market in and the price of the  security,  the  financial  condition  and  execution  capability  of the  broker or dealer,  and  the  reasonableness  of the  commission,  if  any,  with  respect  to the  specific transaction  and on a continuing  basis. In evaluating the best overall terms  available,  and in selecting  the broker or dealer,  if any, to execute a particular  transaction,  Sub-adviser  may also consider the  brokerage  and research  services (as those terms are defined in Section 28(e)
                  of the  Securities  Exchange Act of 1934, as amended ("1934 Act"))  provided to Sub-adviser  with respect to the  Portfolio  and/or other  accounts  over which  Sub-adviser  exercises  investment discretion.  Sub-adviser  may, in its discretion,  agree to pay a broker or dealer that furnishes such  brokerage  or  research  services  a higher  commission  than that  which  might  have been charged by another broker-dealer for effecting the same transactions,  if Sub-adviser  determines in good faith that such  commission  is  reasonable  in relation to the  brokerage  and  research services  provided  by  the  broker  or  dealer,  viewed  in  terms  of  either  that  particular transaction or the overall  responsibilities  of  Sub-adviser  with respect to the accounts as to which it exercises  investment  discretion (as such term is defined under Section 3(a)(35) of the
                  1934 Act).  Sub-adviser  shall,  upon request  from  Adviser,  provide such  periodic and special reports  describing  any such  brokerage  and  research  services  received  and the  incremental commissions, net price or other consideration to which they relate.

         B.       In no instance  will  portfolio  securities  be  purchased  from or sold to  Sub-adviser,  or any affiliated  person thereof,  except in accordance with the federal  securities laws and the rules and regulations thereunder.

         C.       Sub-adviser  may buy securities for the Portfolio at the same time it is selling such  securities for another  client  account and may sell  securities  for the Portfolio at the time it is buying such  securities  for another  client  account.  In such cases,  subject to applicable  legal and regulatory  requirements,  and in compliance with such procedures of the Fund as may be in effect from time to time,  Sub-adviser may effectuate cross transactions  between the Portfolio and such other account if it deems this to be advantageous.

         D.       On  occasions  when  Sub-adviser  deems  the  purchase  or sale of a  security  to be in the best interest  of the  Fund as well as  other  clients  of  Sub-adviser,  Sub-adviser,  to the  extent permitted  by  applicable  laws and  regulations,  may,  but  shall be  under no  obligation  to, aggregate the securities to be purchased or sold to attempt to obtain a more  favorable  price or
                  lower  brokerage  commissions  and  efficient  execution.   In  such  event,  allocation  of  the
                  securities so purchased or sold,  as well as the expenses  incurred in the  transaction,  will be made by Sub-adviser in the manner  Sub-adviser  considers to be equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

VIII.    Ownership of Records.  Sub-adviser  shall  maintain  all books and records  required to be  maintained  by
         Sub-adviser  pursuant to the 1940 Act and the rules and  regulations  promulgated  thereunder with respect to  transactions on behalf of the Portfolio.  In compliance with the  requirements of Rule 31a-3 under the
         1940 Act,  Sub-adviser  hereby  agrees (A) that all records that it maintains  for the  Portfolio  are the property of the Fund,  (B) to preserve  for the  periods  prescribed  by Rule 31a-2 under the 1940 Act any records that it  maintains  for the Fund and that are  required to be  maintained  by Rule 31a-1 under the
         1940 Act,  and (C) to  surrender  promptly to the Fund any  records  that it  maintains  for the Fund upon request by the Fund; provided, however, Sub-adviser may retain copies of such documents.

IX.      Reports and Meetings.

         A.       Sub-adviser  shall furnish to the Board or Adviser,  or both, as appropriate,  such  information, reports,  evaluations,  analyses  and  opinions  as are  required  by law or that  the  Board  or
                  Adviser,  as appropriate,  may reasonably  require,  including,  without  limitation:  compliance reporting and certification with respect to:

                  1.       Affiliated Brokerage Transactions
                  2.       Affiliated Underwritings
                  3.       Cross Transactions
                  4.       Prospectus Compliance
                  5.       Code of Ethics
                  6.       Soft Dollar Usage
                  7.       Price Overrides/Fair Valuation Determinations

         B.       Sub-adviser  shall make available in person to the Board and to Adviser  personnel of Sub-adviser as the Board or Adviser  may  reasonably  request to review the  investments  and the  investment program of the Portfolio and the services provided by Sub-adviser hereunder.

X.       Services to Other Clients.  Nothing  contained in this  Agreement  shall limit or restrict (i) the freedom of  Sub-adviser,  or any  affiliated  person  thereof,  to  render  investment  management  and  corporate administrative  services  to other  investment  companies,  to act as  investment  manager  or  investment counselor to other persons,  firms, or  corporations,  or to engage in any other business  activities,  or
         (ii)  the  right of any  director,  officer,  or  employee  of  Sub-adviser,  who may also be a  director, officer,  or  employee  of the Fund,  to engage in any  other  business  or to devote  his or her time and attention in part to the  management or other aspects of any other  business,  whether of a similar nature or a dissimilar  nature.  Fund and Adviser  understand  that  Sub-adviser,  its  affiliates and its agents perform  investment  advisory and  management  services for various  clients.  Fund and Adviser agree that
         Sub-adviser  may give advice and take action in the  performance  of its duties with respect to any of its other  clients  which may differ from advice given or the timing or nature of action taken with respect to the  Portfolio.  Nothing  in this  Agreement  shall be  deemed to  require  Sub-adviser,  its  principals, affiliates,  agents or employees to purchase or sell for the Portfolio  any security  which it or they may purchase or sell for its or their own account or for the account of any other client.

XI.      Sub-adviser's Use of the Services of Others.  Sub-adviser may, at its cost,  employ,  retain, or otherwise avail  itself of the  services  or  facilities  of other  persons  or  organizations  for the  purpose  of providing  Sub-adviser or the Fund or Portfolio,  as appropriate,  with such statistical and other factual
         information,   such  advice  regarding  economic  factors  and  trends,   such  advice  as  to  occasional
         transactions in specific securities,  or such other information,  advice, or assistance as Sub-adviser may deem necessary,  appropriate,  or convenient for the discharge of its  obligations  hereunder or otherwise helpful to the Fund or the  Portfolio,  as  appropriate,  or in the  discharge  of  Sub-adviser's  overall responsibilities with respect to the other accounts that it serves as investment manager or counselor.

XII.     Liability of Sub-adviser;  Indemnification.  Neither  Sub-adviser nor any of its officers,  directors,  or employees,  nor any person  performing  executive,  administrative,  trading,  or other  functions for the
         Fund,  the  Portfolio (at the  direction or request of  Sub-adviser)  or  Sub-adviser  in connection  with
         Sub-adviser's  discharge  of its  obligations  undertaken  or  reasonably  assumed  with  respect  to this
         Agreement (collectively,  "Related Persons"),  shall be liable for (i) any error of judgment or mistake of law or for any  loss  suffered  by the Fund or  Portfolio  or (ii) any  error  of fact or  mistake  of law contained in any report or data provided by Sub-adviser,  except for any error,  mistake or loss resulting from willful  misfeasance,  bad faith,  or negligence in the  performance  by  Sub-adviser or such Related
         Person  of  Sub-adviser's  duties  on  behalf  of the Fund or  Portfolio  or from  reckless  disregard  by
         Sub-adviser or any such Related Person of the duties of  Sub-adviser  pursuant to this Agreement  (each of which is referred to as a "Culpable Act").

         Notwithstanding  the foregoing,  any stated  limitations on liability shall not relieve  Sub-adviser  from
         any  responsibility  or  liability   Sub-adviser  may  have  under  state  or  federal  statutes  or  from responsibility or liability for errors by Sub-Adviser in connection with the execution of trade orders.

         Sub-adviser  shall  indemnify  Adviser and its Related Persons and hold them harmless from and against any and all  actions,  suits or claims  whether  groundless  or  meritorious  and from and against any and all
         losses,   damages,   costs,  charges,   reasonable  counsel  fees,  payments,   expenses  and  liabilities
         (collectively,  "Damages")  arising directly or indirectly out of or in connection with the performance of services by  Sub-adviser or its Related  Persons  hereunder to the extent such Damages result from willful misfeasance,  bad faith,  negligence or the reckless  disregard of  Sub-adviser's  obligations  and duties under this Agreement.

         Adviser shall indemnify Sub-adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by Adviser or its
         Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from  any Culpable Act of Adviser or any of its Related Persons.

XIII.    Representations of Sub-adviser.  Sub-adviser represents, warrants, and agrees as follows:

         A.       Sub-adviser  (i) is registered as an investment  adviser under  Advisers Act and will continue to be so registered for so long as this Agreement  remains in effect;  (ii) is not prohibited by the
                  1940 Act or the Advisers Act from performing the services  contemplated by this Agreement;  (iii)
                  has met, and will  continue to meet for so long as this  Agreement  remains in effect,  any other applicable  federal or state  requirements,  or the applicable  requirements of any regulatory or industry  self-regulatory  agency,  necessary  to  be  met  in  order  to  perform  the  services contemplated  by this  Agreement;  (iv) has the  authority to enter into and perform the services contemplated  by this  Agreement;  and (v) will  immediately  notify Adviser of the occurrence of any event  that  would  disqualify  Sub-adviser  from  serving  as an  investment  adviser  of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         B.       Sub-adviser  has adopted a written code of ethics (the  "Sub-adviser  Code")  complying  with the requirements  of Rule 17j-1 under the 1940 Act,  as may be amended  from time to time,  and,  has provided the Adviser and the Fund with a copy of the  Sub-adviser  Code,  together  with evidence of its adoption.  The Sub-adviser  certifies that it has adopted procedures  reasonably necessary to prevent  access  persons"  as defined in Rule 17j-1  ("Access  Persons")  from  violating  the
                  Sub-adviser  Code. On a quarterly  basis,  Sub-adviser  will either:  (i) certify to Adviser that
                  Sub-adviser  and its Access Persons have complied with the  Sub-adviser  Code with respect to the
                  Portfolio,  or (ii) identify any material  violations of the Sub-adviser Code which have occurred with  respect to the  Portfolio.  In  addition,  Sub-adviser  will  furnish at least  annually to
                  Adviser  and the  Board a  written  report  that (a)  describes  any  issues  arising  under  the
                  Sub-adviser Code since the last report to the Board,  including,  but not limited to, information about  material  violations of the  Sub-adviser  Code with respect to the Portfolio and sanctions imposed in response  to the  material  violations  and (b)  certifies  that the  Sub-adviser  has
                  adopted   procedures   reasonably   necessary  to  prevent  Access  Persons  from  violating  the
                  Sub-adviser Code.

         C.       Sub-adviser  has  provided  Adviser  and the Fund  with a copy of its  Form ADV as most  recently filed with the SEC and, if not so filed,  its most recent Part 2 of Form ADV, and will,  promptly after filing any amendment to its Form ADV with the SEC,  and, if not so filed,  any amendment to
                  Part 2 of its Form ADV, furnish a copy of such amendment to Adviser.

XIV.     Compliance with Applicable  Regulations.  In performing its duties hereunder,  Sub-adviser shall establish compliance  procedures  (copies of which shall be provided to Adviser,  and shall be subject to review and approval  by  Adviser)  reasonably  calculated  to  ensure  compliance  at all times  with all  applicable provisions  of the 1940 Act and the  Advisers  Act,  and any rules  and  regulations  adopted  thereunder;
         Subchapter M of the Code; the  provisions of the  Registration  Statement;  the provisions of the Articles and the  By-Laws  of the Fund,  as the same may be  amended  from time to time;  and any other  applicable provisions of state, federal or foreign law.

XV.      Term of Agreement.  This Agreement shall become  effective with respect to the Thrivent  Partner Small Cap
         Growth  Portfolio on the Effective  Date and,  with respect to any  additional  Portfolio,  on the date of receipt by the  Adviser of notice  from the  Sub-adviser  in  accordance  with  Section II hereof that the
         Subscriber is willing to serve as Sub-adviser  with respect to such  Portfolio.  Unless sooner  terminated as provided  herein,  this  Agreement  shall continue in effect for two years from the Effective Date with respect  to the  Thrivent  Partner  Small Cap  Growth  Portfolio  and,  with  respect  to each  additional
         Portfolio,  for two years from the date on which this  Agreement  becomes  effective  with respect to such
         Portfolio.  Thereafter,  this Agreement  shall  continue in effect from year to year,  with respect to the applicable  Portfolio,  subject to the termination  provisions and all other terms and conditions  hereof, so long as (a) such  continuation  shall be  specifically  approved  at least  annually  (i) by either the
         Board,  or by vote of a majority of the  outstanding  voting  securities of the Portfolio;  (ii) in either event,  by the vote,  cast in person at a meeting called for the purpose of voting on such approval,  of a majority  of the  Directors  of the Fund who are not  interested  persons of any party to this  Agreement, cast in person at a meeting called for the purpose of voting on such approval;  and (b) Sub-adviser  shall not have  notified the Fund,  in writing,  at least 60 days prior to such approval that it does not desire such  continuation.  Sub-adviser  shall furnish to the Fund,  promptly upon its request,  such information as may  reasonably  be necessary to evaluate the terms of this  Agreement or any  extension,  renewal,  or amendment hereof.

XVI.     Termination of Agreement.  Notwithstanding  the  foregoing,  this Agreement may be terminated at any time, without the  payment of any  penalty,  by vote of the Board or by a vote of a majority of the  outstanding voting  securities  of the  Portfolio  on at least 60 days'  prior  written  notice to  Sub-adviser.  This
         Agreement  may  also be  terminated  by  Adviser:  (i) on at  least  60  days'  prior  written  notice  to
         Sub-adviser,  without the payment of any penalty;  (ii) upon material  breach by Sub-adviser of any of the representations  and warranties set forth in Paragraph  XIII of this  Agreement,  if such breach shall not have been cured  within a 20-day  period  after notice of such  breach;  or (iii) if  Sub-adviser  becomes unable to discharge its duties and  obligations  under this  Agreement.  Sub-adviser  may  terminate  this
         Agreement  at any  time,  without  the  payment  of any  penalty,  on at least 60 days'  prior  notice  to
         Adviser.  This Agreement shall terminate  automatically in the event of its  "assignment,  as such term is defined in the 1940 Act, or upon  termination  of the Advisory  Agreement.  Any  approval,  amendment,  or termination  of this  Agreement  by the holders of a majority of the  outstanding  voting  securities  (as defined  in the 1940 Act) of any  Portfolio  shall be  effective  to  continue,  amend or  terminate  this
         Agreement  with respect to any such Portfolio  notwithstanding  (i) that such action has not been approved by the  holders of a  majority  of the  outstanding  voting  securities  of any other  Portfolio  affected thereby,  and/or (ii) that such action has not been approved by the vote of a majority of the  outstanding voting securities of the Fund, unless such action shall be required by any applicable law or otherwise.

XVII.    Amendments,  Waivers, etc. Provisions of this Agreement may be changed,  waived,  discharged or terminated only by an instrument in writing  signed by the party against  which  enforcement  of the change,  waiver, discharge or termination  is sought.  This  Agreement  (including  any exhibits  hereto) may be amended at any time by written mutual consent of the parties,  subject to the  requirements of the 1940 Act and rules and regulations promulgated and orders granted thereunder.

XVIII.   Notification.  Sub-adviser  will notify  Adviser  promptly of any change in the  personnel of  Sub-adviser with  responsibility  for making  investment  decisions  in  relation  to the  Portfolio  or who have been authorized to give instructions to Custodian.

XIX.     Miscellaneous.

         A.       Governing  Law. This  Agreement  shall be construed in  accordance  with the laws of the State of
                  Minnesota  without  giving effect to the conflicts of laws  principles  thereof and the 1940 Act.
                  To the extent that the  applicable  laws of the State of Minnesota  conflict with the  applicable provisions of the 1940 Act, the latter shall control.

         B.       Insurance.  Sub-adviser  agrees to  maintain  errors  and  omissions  or  professional  liability insurance  coverage  in an  amount  that is  reasonable  in  light  of the  nature  and  scope of
                  Sub-adviser's business activities.

         C.       Captions.  The captions  contained in this  Agreement are included for  convenience  of reference only and in no way define or delimit  any of the  provisions  hereof or  otherwise  affect  their construction or effect.

         D.       Entire  Agreement.  This  Agreement  represents  the entire  agreement and  understanding  of the parties  hereto and shall  supersede  any prior  agreements  between the parties  relating to the subject  matter  hereof,  and all such  prior  agreements  shall be  deemed  terminated  upon the effectiveness of this Agreement.

         E.       Interpretation.  Nothing  herein  contained  shall  be  deemed  to  require  the Fund to take any action  contrary  to  its  Articles  or  By-Laws,  or  any  applicable  statutory  or  regulatory requirement  to which it is subject or by which it is bound,  or to relieve or deprive  the Board of its responsibility for and control of the conduct of the affairs of the Portfolio.

         F.       Definitions.  Any question of  interpretation  of any term or provision of this Agreement  having a  counterpart  in or  otherwise  derived  from a term or  provision  of the  1940  Act  shall be resolved by reference to such term or provision of the 1940 Act and to  interpretations  thereof, if any, by the United  States courts or, in the absence of any  controlling  decision of any such court,  by rules,  regulations,  or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement,  the terms "majority of the outstanding voting  securities,"  "affiliated
                  person,"  "interested  person,"   "assignment,"  broker,"  "investment  adviser,"  "net  assets,"
                  "sale,"  "sell," and  "security"  shall have the same meaning as such terms have in the 1940 Act, subject  to such  exemption  as may be  granted  by the SEC by any  rule,  regulation,  or order.
                  Where the effect of a requirement  of the federal  securities  laws reflected in any provision of this Agreement is made less  restrictive by a rule,  regulation,  or order of the SEC, whether of special or general  application,  such  provision  shall be deemed to  incorporate  the effect of such rule, regulation, or order.

IN WITNESS  WHEREOF,  the  parties  hereto  have caused  this  instrument  to be executed by their duly  authorized signatories as of the date and year first above written.

                                            THRIVENT FINANCIAL FOR LUTHERANS

Attest:                                              By:
Name:                                                Name:
                                                     Title:

                                            THRIVENT SERIES FUND, INC.

Attest:                                              By:
Name:                                                Name:
                                                     Title:

                                            [SUBADVISER]

Attest:                                              By:
Name:                                                Name:
                                                     Title:

                                                    Schedule I

                                                Dated June 1, 2004

                                                 Sub-advisory Fees

                                    Thrivent Partner Small Cap Growth Portfolio

Annual Rate of ____% of Average Daily Net Assets